Listing Report:Supplement No. 7 dated Jul 16, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 364825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	11y 4m
Amount delinquent:	$2,073	Revolving credit balance:	$515	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nwcre8ive	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for small business
Purpose of loan:
Primarily to provide a short-term monthly cash-flow cushion to keep up with recurring bills and payments. Secondarily, I would like to use the account to pay for certain outsource costs which will free me up to generate more business. I bill my clients at the end of every month, net 10, but typically I am paid anywhere from 10-30 days. Rather than continue to dip into savings and/or credit card to cover this ongoing shortfall, then pay those accounts back, I would like to use this loan instead. I intend to put the loan cash into an interest-bearing account and set the Prosper payments to auto-deduct from this account.

My financial situation:
I am a good candidate for this loan because?up until a month ago I was employed full-time making $58k and managed to sock away enough money to stay afloat for 6 months, I have no car payment, and a monthly break-even of $2200 (includes personal and business expenses). I have run this one-person "freelance" business (LLC) since 3/98 even while being employed full-time, so I have a handful of loyal clients, however I would like to get new clients and focus on this business full-time. As it stands, I could continue on without this loan, however I would need to continue going in and out of my personal savings and I'd prefer to separate my personal and business money and have the peace of mind that comes with that. Lastly, I am aware that I'd be much better off getting a credit card or revolving account to serve my desired purpose, but with my not-so-hot credit (which I am actively repairing) I am not very likely to qualify for anything worthwhile.

I have lent a small amount of money through Prosper and see that this could be a viable solution for me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.67%	Starting borrower rate/APR:	20.67% / 22.92%	Starting monthly payment:	$262.54

Auction yield range:	8.27% - 19.67%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	12%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,145	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Horatio	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$14,700.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007) 720-740 (Feb-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Third Prosper loan - Debt conslidat
Purpose of loan:
This loan will be used to pay off higher credit card debt.

My financial situation:
I have about 49% of my pay as disposable income.  Bills are paid on time and I am a current lender at Prosper, outstanding loans prior to the rules changing.  I have paid off two previous Prosper loans.

Monthly net income: $ 4500 +

Monthly expenses: $ 2302
  Housing: $ 344
  Insurance: $ 150
  Car expenses: $ 60/mo average maintenance
  Utilities: $ 255
  Phone, cable, internet: $ 120
  Food, entertainment: $ 800
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 373
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1977	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	47	Length of status:	35y 10m
Amount delinquent:	$4,696	Revolving credit balance:	$37,239	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	finance-artisan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loans
Purpose of loan:
This loan will be used to pay off several high interest loans so that I can begin to rebuild my credit score that was once A+ and not be late on any payments again.

My financial situation:
I am a good candidate for this loan because I am a very responsbile person.  I have taught for 30 years and I am a professional musician.  When my mother became terminally ill a couple of years ago she had no insurance and needed many medications that I had to pay for.  I then could not take care of her while maintaining my job and had to put her in a nursing home until she passed away.  I also had to pay for many of the funeral expenses.  I don't regret any of it but unfortunately, it began my downhill spiral of financial problems.  One loan led to another until I found myself facing high monthly payments and starting to make late payments on bills that I had never been late on before.  I have no living relatives at this point that I can turn to for a loan.  If I could pay off the high interest loans now, I would no longer be making late payments on everything else.

Monthly net income: $ 3,800

Monthly expenses: $
  Housing: $ 837.65
  Insurance: $ 128.00
  Car expenses: $ 384.00
  Utilities: $ 155.00
  Phone, cable, internet: $ 114.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 1,600.00
  Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	4
Screen name:	transaction-investor9	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growing Need Equipment
Purpose of loan:
This loan will be used to purchase needed equipment to service a great new demand. We started this Pest Control company in March of 1999 in Las Vegas Nevada. The goal has been to "get in" to the Hotel/Casino market. The problem has been the large pest companies are looked upon as being able to provide the service the purchasing department thinks the property needs. I have found the solution! I met with the inventor of a ThermaPureHeat. This incredible technology is able to kill insects, mold, bacteria, viruses and odors with heat! After meeting with the inventor, I met with a Micro Biologist to confirm this technology works. Dr. Abbott is a firm believer in this technology. I've contacted 2 of the largest Hotel/Casino chains. Executives in both are excited to bring in a "Green" pest control service and be able to address the increasing bed bug concern. With this service, we will be able to eliminate 100% of bed bugs in a guest room within 8 hours using NO PESTICIDES! Currently we nearly dismantle the entire room, treat it with all kinds of deadly pesticides, hold the room for 2 days to weeks to insure elimination and hope we got all of the bed bugs and placed enough extra chemical to kill any bed bugs that hatch out. THE HOTELS LOVE THIS! As well as the fact, they are trying to go GREEN. This is just the start, we open up the market for hospitals who's operating rooms cannot have pesticides in it (heat also kills staff infection), this will eliminate odors in nursing homes, doctors in California are now prescribing cancer patients to have their homes treated with heat. I'm not sure if insurance companies are paying for the service however, it is still a medical tax write off.

My financial situation:
I am a good candidate for this loan because I have already secured new business and have created an excitement among the Las Vegas Casino's who WANT this "Green" Pest Elimination service. In fact, a large pest company in California and Nevada has asked for a Heat Technician in Nevada to sub contract with.

After all of my research, I honestly believe this service will double our companies? revenue within the first year as well as help up move into the Reno market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.67%	Starting borrower rate/APR:	23.67% / 25.96%	Starting monthly payment:	$410.13

Auction yield range:	8.27% - 22.67%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1980	Debt/Income ratio:	57%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	28 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$76,974	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moeller02	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008)
Principal balance:	$5,791.77	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Cosolidate credit cards

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6,750

Monthly expenses: $
  Housing: $ 1,162
  Insurance: $ 88
  Car expenses: $ 213
  Utilities: $ 175
  Phone, cable, internet: $ 90
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2005	Debt/Income ratio:	94%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,271	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike2246s	Borrower's state:	Illinois	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Nov-2007) 520-540 (Feb-2007) 520-540 (Feb-2007) 520-540 (Dec-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Please help fund a Business Student
Hi, I am a third year MIS Business student. I work as an information technology assistant and plan to continue working this job during the rest of my time at as a student. This Job helps me pay off most of my school bills, so I do not foresee myself having any problems making the necessary payments towards this loan. I am requesting this loan, because I would like to pay my credit card debt at a lower rate than I currently have, and I also think that this will be a good opportunity to work with prosper.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$521.97

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	naya50	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Dec-2007) 660-680 (Nov-2007)
Principal balance:	$2,776.52	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Staying ahead of the credit crunch
Purpose of loan:
Thank you Prosper for financing my first loan in 2007. I was able to pay off one of my credit cards and had a simple but beautiful wedding.  This 2nd loan will be used to consolidate all of my credit card debit at a better fixed interest rate. Thank you

My financial situation:

I am a good candidate for this loan because I have a good history of paying back my loans/ credit etc.  As my credit history shows I am never delinquent . I have a very good job in healthcare with a good forecast of job security. Based on my present income, I am financial able to pay this loan back with out difficulty.

Monthly net income: $ 5000.00

Monthly expenses: $ 4575
Housing: $ 500
Insurance: $ 375
Car expenses: $ 350
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses $ 350
Credit cards and other loans: $ 1500
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1996	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,845	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	refined-market	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I am extremely motivated to get myself out of my current situation.  I have drafted a specific plan of action to get where I want to be.

Monthly net income: $2700 (commission varies)

Monthly expenses: $
  Housing: $1205.00
  Insurance: $85
  Car expenses: $283 ($1500 left on car note)
  Utilities: $50
  Phone, cable, internet: $104
  Food, entertainment: $300
  Clothing, household expenses $
  Credit cards and other loans: $800
  Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$1,022.91

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2005	Debt/Income ratio:	27%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,652	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-magnolia	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off property taxes
Purpose of loan:

My in laws are 1 day - 1week on the verge of losing everything they have.
My parents in law have run into financial trouble and they need $100k to pay off their property taxes otherwise the government will seize everything including their entire property worth $3m.

Problem is they are in Korea where declaring bankruptcy is essentially a legal notice to the government that they can do whatever they want. It is nothing more than handing over everything they own to the government.

They are in retirement and were planning to sell the property but the problem is they are being forced to pay 100k+ up front.

My financial situation:
I am a good candidate for this loan because?

My in laws have the cash for interest in their bank account. The only problem is the lump sum of 100k.

My wife and I have a steady job, I also make side income through my internet business. I'll also be taking on another part time job.
I also have money in my 401k that can be taken out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	26%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,168	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pequenavenecia	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$5,395.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Student loan/Credit consolidation
Purpose of loan:
This loan will be used to pay some student loans and  pay credit cards used for college and then consolidate payment to Prosper

My financial situation:
I am a good candidate for this loan because I like to pay back but credit cards, student payments. I paid already my auto loan to Addison Avenue. I have a job to pay it in a monthly basis

Monthly net income: $ $5,400  and my husband has incomes for $5,000 monthly as well then our expenses are half/half.

Monthly expenses: $
  Housing: $ 900
  Insurance: $ 100
  Car expenses: $ 400
  Utilities: $ 200
  Phone, cable, internet: $ 30
  Food, entertainment: $ 600
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 900
  Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	22 / 20	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,545	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	payout-brigade7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to help pay bills.  I do not currently have any acquired debt.  I am a very reliable person.  I currently work as a part-time tutor because I can't find a job in my field of study.  I have a masters degree but with the economy, I am struggling to pay bills.  I have been using my savings account as a means to pay my bills since I had to take a pay cut.  My savings account has dwindled.  I don't want to go into debt so that's why I need the loan.  I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency.

My financial situation:
I am a good candidate for this loan because I am a reliable person.  I will pay whatever amount back.  Please help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$478.88

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	18%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$554	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dough-hickory	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying investment property
Purpose of loan:
I am buying investment property then flipping and repaying the loan

My financial situation:
I am a good candidate for this loan because I am using funds for a good purpose. I will never miss use the money.I am using the loan to make more money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	31%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,319	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reasonable-fairness	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to? I want to pay off my credit cards and put money towards my daughters school so that she can be finish nursing school.

My financial situation:
I am a good candidate for this loan because? I have a good credit rating and an excellent history of paying off bills on time.  I am a full time employee of the government for the last 19 years and will continue to work for the federal government until I retire in 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,768	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Mysticdreamfactory	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan: This loan will be used to? Pay off high interest loan on dental work for my wife(4000.00) and to payoff a high interest loan on our living room furniture.
My financial situation: I am a good candidate for this loan because? My credit score is 757 I have never missed a payment on anything. Between my wife and myself we take home $7500.00 a month..
Below is a breakdown of our monthly expenses
Auto Loan         $500.00
Mortgage(insurance, property tax)   $1665
Utilities             $225
credit card         $350
Gas for car        $200
Cable/Internet     $109.00
Cell            $110.00
Grocery            $400.00
Auto Insurance  $123.00
Entertainment   $150.00
Total=3879.00
I have already payed off one 15,000 prosper loan in a years time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$157.88

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	8%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	14y 3m
Amount delinquent:	$1,010	Revolving credit balance:	$2,519	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delectable-return	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Installing new windows"
Purpose of loan:
This loan will be used to update my house. We have a little left to do and it will be perfect.

My financial situation:
I am a good candidate for this loan because I've worked for the same company for 14years and have been in management for 9 years. My creit score should be over 720. My wife is a school teacher and loves the improvements we have been able to make to our house so far.Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1984	Debt/Income ratio:	6%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,714	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	5
Screen name:	Wild84Cats	Borrower's state:	California	Borrower's group:	Northwestern University
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathrooms and Kitchen Remodel
Purpose of loan:
This loan will be used to?remodel two bathrooms and a kitchen in a newly purchased home.

My financial situation:
I am a good candidate for this loan because?I am a long term government employee (higherr education) with a good credit background

Monthly net income: $ 12750

Monthly expenses: $
  Housing: $ 2400
  Insurance: $ 150
  Car expenses: $ 150
  Utilities: $ 150
  Phone, cable, internet: $ 75
  Food, entertainment: $ 400
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 150
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1963	Debt/Income ratio:	118%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,734	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kindness-keeper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Grandaughter With College
Purpose of loan:
This loan will be used to help my grandaughter with some college expenses.

My financial situation:
I am a good candidate for this loan because I have never been late or had any delinquent payments.  I have a solid credit history and I take my finances seriously.  In addition, I have had a good solid job as a registered nurse and I also currently  teach classes to certify LPN's.  I have been in my home for the past 40 years, and I own my home free and clear of any mortgage.  I live out in the country on our family farm, and I also own several thousand acres of farmland.

I would like to take a loan out with Prosper to help my oldest grandaughter with her college expenses.  She is the first grandaughter to attend college, and I am very proud of her as she has worked very hard.  She would like to become a physical therapist, and she is needing some assistance with some extra expenses with school, ie., books, room and board, etc.

Thank you Prosper for helping me help my grandaughter.

Monthly net income: $ 2800

Monthly expenses: $ 1170
  Housing: $ 0  No Mortgage Payment
  Insurance: $ 40
  Car expenses: $200
  Utilities: $ 55
  Phone, cable, internet: $ 25
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 650
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	16%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	keiradylanlukas	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$4,017.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay off Property Taxes
Purpose of loan:
This loan will be used to pay off my 2009 Property taxes and the remaining balance of my first Prosper loan.
My financial situation:
I am a good candidate for this loan because this is my second Prosper loan in which I have not missed a payment for my first loan. I have a steady job with a good company. My wife and I make all of our monthly payments on time and are very responsible individuals
Monthly net income: $ 7000.00  (My wife's and My income combined

Monthly expenses: $ 5700.00
  Housing: $ 2000.00
  Insurance: $ 300.00
  Car expenses: $ 1000.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 225.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 500.00
  Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.75%	Starting borrower rate/APR:	15.75% / 17.93%	Starting monthly payment:	$77.07

Auction yield range:	11.27% - 14.75%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	4.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2002	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	meowloki	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	0 ( 0% )	580-600 (May-2008)
Principal balance:	$3,702.05	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off 401k loan
Purpose of loan:
This loan will be used to? Pay off my 401k loan,

My financial situation:
I am a good candidate for this loan because? I have already had one prosper loan that is in good standing. I will be using part of this to pay off the current Prosper loan that I allready have. I plan on paying this off within a 12month period. Thanks for you consideration :) I have been employed at the same job for almost 6 years. The credit inquires are due to a car dealership that "shot gunned" my credit, to find me the best rate so they say.

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ 350
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,308.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.72%	Starting borrower rate/APR:	7.72% / 9.80%	Starting monthly payment:	$72.03

Auction yield range:	4.27% - 6.72%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	5%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 0m
Amount delinquent:	$1,100	Revolving credit balance:	$7,814	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mk408	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	780-800 (Latest)
Principal borrowed:	$8,989.00	< mo. late:	0 ( 0% )	800-820 (Apr-2008) 800-820 (Sep-2007)
Principal balance:	$2,419.80	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Blending
I've got a F&F loan I'd like to take the cash out of, and mostly to test out the new lender interface.

My financial situation:
I have an excellent credit rating, and with good reason. I know how to be frugal, and I am diligent in my personal accounting and payments. I pay my credit cards in full. I have a substantial savings, in liquid accounts, retirement accounts, automobiles, and my primary residence.

DQs are bogus, which I'm contesting. (1 is a county trying to extort money with a red light camera. The other is Verizon, who can't do, let alone provide, proper accounting to save their lives.)

Monthly net income: $ 8050

Monthly expenses: $ 6430
  Housing (mortgage, prop tax, less deductible portion): $ 3100
  Insurance: $ 550
  Car expenses: $ 1100
  Utilities: $ 100
  Phone, cable, internet: $ 175
  Food, entertainment: $ 690
  Clothing, household expenses $ 180
  Credit cards and other loans: $ 160
  Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1997	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$783	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	respectful-bonus	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$127.01

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	38%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	23 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,472	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	social-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$5,367.40	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
paying off my credit cards
I'm paying off a high interest credit card. I'm Active Duty Airforce and have been in the service for 17 years. I want to stop paying these outragous intrest rates banks are charging now days. I plan on paying about 350 a month. I am married as well and we manage our money very well, but it's time to get ahead and think about the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1999	Debt/Income ratio:	6%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	9y 5m
Amount delinquent:	$1,513	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	garnetchik	Borrower's state:	California	Borrower's group:	INVESTAR Lenders
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 600-620 (Jul-2008) 580-600 (Jan-2008) 540-560 (May-2007)
Principal balance:	$899.42	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
continue path prosper has begun
Purpose of loan: Give Prosper lenders opportunity to replace another of my commercial lenders. A favorable rate here will replace my Dell Financial loan (I could show you a higher credit score if I'd quit closing my credit lines but that's my discipline).
Employment and income: Coming up on 10 years as Administrative Assistant to the Asst Superintendent of the School District. Our school already did their staff cut for the weak economy. That provides extra security for my position. I remain enrolled in the school's health and pre-tax retirement plans but suspended my 403 and 529 contributions to focus on debt.
My financial situation: Being part of the Prosper family has improved my life dramatically. Constructive feedback from lenders led me to become proactive with my finances. Payday and Cash Call are history. I also said goodbye to two loan agencies, three credit card accounts and paid off my credit union loans. I moved other debt to better rates. Since receiving my first Prosper loan two years ago I have reduced my debt from $25,800 to less than $11,000.
Monthly net income: $3,185
Monthly expenses: $2,864
500 Food
25 Clothing
400 Rent, house-share w/parents
200 Rent, storage unit
125 Utilities, my share
255 Phone, internet
10 Carpool, bus fare
140 Insurance memo (School Plan increases July)
200 Child care
185 10% contingency for misc expenses
155 **Capital One (They offered to lower apr from 28.99 to 9.9 if I pay 155 a month now owe 1159)
91 **Capital One (1057 @ 28.99)
75 Dell Financial Services (2,425 @ 28.24)
98 Prosper loan (981 @ 22.49)
35 CitiCard (576 @ 9.9)
95 Aviva (4500 @ 5.5)
275 **extra principal always paid
Monthly cash available: $781
(less expense buffer = 596, less extra on debt = 321)
I appreciate all constructive suggestions or questions you may have. Thank you. (DQ = fiasco with a debt management outfit. Their $85/mo advice nearly ruined me. DQ resulted.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	28y 3m
Amount delinquent:	$15,511	Revolving credit balance:	$17,216	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skeeter67	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$1,659.64	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay of cards in 36 months

My financial situation:
I am a good candidate for this loan because? I always pay my bills

Monthly net income: $ 4250

Monthly expenses: $
  Housing: $ 350
  Insurance: $ 100
  Car expenses: $ 471
  Utilities: $ 300
  Phone, cable, internet: $ 300
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 450
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	34%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,581	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coin-dreamer0	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out of Revolving Debt
Purpose of loan:
This loan will be used to consolidate revolving debt into one fixed rate, fixed term payment.  My goal is to pay off credit card debt and eliminate revolving debt as efficiently and quickly as possible so that I may move forward with future goals.

I am a good candidate for this loan because I am in a very stable employment position as I've been with my current employer for over 15 years.  Additionally, I am responsible at paying debts in a timely fashion.  I thank you very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$173.47

Auction yield range:	17.27% - 20.07%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	65	Length of status:	25y 7m
Amount delinquent:	$37,151	Revolving credit balance:	$15,898	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	61	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mnman1	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 620-640 (Jun-2008)
Principal balance:	$771.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to?   I'm building up my credit rating with prosper, while also paying off higher interest credit cards.

My financial situation:
I am a good candidate for this loan because?  i've been at my job 25 years, and I sold my house in May. I now rent an efficiency apartment for 400 a month. While it is true overtime at work has slowed, my living expenses have decreased considerably.
Monthly net income: $ 3600

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ insurance, 90 per month
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 835
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$191.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	38%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$51,595	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ndwayno	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Loans
Purpose of loan:
Paying Off Some of My High Interest Loans

My financial situation:
I have a steady income and will easily be able to make the payments.? In a little bit I will head to the Gulf where my pay becomes tax free. :)

Monthly net income: $ 6100

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 140 (Homewoners and Car)
??Car expenses: $ 650
??Utilities: $ 75
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	8.27% - 17.05%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1983	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$242,289	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Roby57	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make some emergency car repairs
Purpose of loan:
I ran up some good credit card debt a couple years back in an attempt at self-employment after almost 20 years with the same entity. I wasn't successful but the debt remained. I cancelled all but one credit card and locked in a fixed-rate, 5-year plan to pay off my credit cards, but this left little in my emergency fund. Now I just had to put a new transmission, tires, brakes and do some front-end work on my SUV. In total, over $4,800. (Those trannies are expensive!!) I managed to pay for evrything, but I'm just not comfortable not having some kind of safety cushion. So I am here at Prosper seeking a loan to cover these expenses rather paying the credit card company exorbitant rates.

My financial situation:
I am a good candidate for this loan because I always pay my bills on-time. I've owned my home for over 17 years and have had steady employment except for a short stint of self-employment. Over 30% of my monthly income comes from a government pension. My credit history is EXCELLENT but my FICO score dropped when I cancelled my credit cards.

Monthly net income: $ 7,265

Monthly expenses: $
Housing: $ 1,859
Insurance: $ 120
Car expenses: $ 233
Utilities: $ 359
Phone, cable, internet: $ 282
Food, entertainment: $ 800
Clothing, household expenses $ 300
Credit cards and other loans: $ 2,182
Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1999	Debt/Income ratio:	17%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,990	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	networth35	Borrower's state:	Utah	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	760-780 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Having a baby
Purpose of loan:
This loan will be used to pay the premiums on an insurance policy, because we are planning on having a baby

My financial situation:
I am a good candidate for this loan because, I made good on my other loan with prosper, and am a current lender,

Monthly net income: $ 60000

Monthly expenses: $
  Housing: $ 1320
  Insurance: $ 750
  Car expenses: $ 200
  Utilities: $ 300
  Phone, cable, internet: $ 30
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 700
  Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	12%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	26	Length of status:	11y 10m
Amount delinquent:	$2,119	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amputee	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008) 720-740 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
vending machines in school
Purpose of loan:
This loan will be used to purchase vending machines in a school so that the G.O. could make a larger percentage than now because most of the money goes to the vendor who owns the machines.  The service and supply chain will be more local and quicker.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1982	Debt/Income ratio:	8%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$193	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	phillytyme33	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Determined to erase a payday loan!!
Purpose of loan:

I won't share a pity story.  I have landed in a tough, stressful position, in large part my own fault.  I have hit rock bottom financially recently and feel trapped with an outstanding payday loan that is gouging me daily with ridiculous interest rates.  No pity party, but I do feel the need to mention the simple fact that I was recently robbed while on a trip to the Jersey shore.  I felt it was necessary to state that so lenders don't think I wouldn't have been able to erase the payday loan asap barring the incident.  I am looking for more work, but currently am struggling to make enough money to afford to pay off more than interest accruals.  I would have no problem making payments of a few hundred dollars a month, and would very much enjoy seeing much of that money go towards a principal loan amount.

note: I am surprised to see that prosper has me listed as a HR borrower despite my credit score of 700+.  I assume factors include my inexperience on this site and in the credit world in general.  Maybe this will actually help me attract quick bids since the return on investment should be very attractive to lenders.

Please feel free to email me with any questions.  Thanks.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,771	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	worth-allocator	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my discovery and capital one card?

My financial situation:
I am a good candidate for this loan because i pay my bills on time and i really locking in the future to borrow more when i pay off this one. Me and my husband have good income and we are able to pay monthly payment?

Monthly net income: $ 6200

Monthly expenses: $
  Housing: $ 1075
  Insurance: $ 100
  Car expenses: $ 450
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $ 1000
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.48%	Starting borrower rate/APR:	31.48% / 33.88%	Starting monthly payment:	$86.53

Auction yield range:	14.27% - 30.48%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	15.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1991	Debt/Income ratio:	15%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,247	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	maillady60	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,135.66	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off a payday loan and card
Purpose of loan:
This loan will be used to?pay off a credit card that has raised interest rates six times since i took it out a year ago.

My financial situation:
I am a good candidate for this loan because? i have few bills

Monthly net income: $ 1807.

Monthly expenses: $
  Housing: $ 676.
  Insurance: $ 40.
  Car expenses: $ 80.
  Utilities: $ 230.
  Phone, cable, internet: $ 70.
  Food, entertainment: $ 160.
  Clothing, household expenses $
  Credit cards and other loans: $ 99.
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$305.19

Auction yield range:	8.27% - 20.92%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,605	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-enrichment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development Success
Purpose of loan:
This loan will be used to? Grow and Market my business. This includes using funds for working capital to cover equipment and daily costs.

My financial situation:
I am a good candidate for this loan because I have a strong financial and credit background. I own my home  and consistently pay my mortgage and bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$601.47

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1981	Debt/Income ratio:	35%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$332,198	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enchanted-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to reduce high rate credit card balances

My financial situation:
I am a good candidate for this loan because I have a perfect repayment record and rock-solid income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1990	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,301	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Gibsound	Borrower's state:	Pennsylvania	Borrower's group:	Pittsburgh / Western Pennsylvania
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008) 660-680 (Dec-2007) 680-700 (Nov-2007) 680-700 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Remodeling investment property.
Purpose of loan. I purchased a HUD foreclosure home to be used as an investment property. This two bedroom home was purchased for $6000.00 cash from personal savings. This house needs repairs and upgrades. I will not be living in this home and it will be used as a rental.

This loan will be used to replace or repair the following.

New roof and siding $15,000.00
New heating and cooling system $3,500.00
New windows $500.00
New doors $500.00
New bathroom $2,000.00
New kitchen $2,000.00
New flooring $1,000.00
Demolition of old garage $500.00

Total----------------------------------------$25,000.00

My financial situation.I work full time. I pay my bills. I don't live beyond my means. I am dedicated, and determined to achieving independent financial success.

I am a great candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$78.64

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	29%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,466	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bigred05167	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 640-660 (Jul-2007) 640-660 (Jun-2006)
Principal balance:	$624.86	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
New Carpet
Purpose of loan:
We are looking to replace our old, worn out carpet.
My financial situation:
I have been with my job for 15 years and make a good income. My husband is also employed full-time. We pay all of our bills on time and have been working hard to improve our credit scores. They are better that they have been in years. 4 years ago we filed a chapter 13 debt consolidation. It was a 5 year plan and we paid it off 2 years early at 100%.  We have had a small Prosper Loan of $1500.00 for nearly 2 years and have an impeccable record. This $2000.00 loan will allow us to replace our carpet and get our daughters braces before school starts (insurance pays most of it). The debt-to-income ratio on the listing is misleading since my husbands credit and income is not on the listing and I can't figure out how to add it. While my credit report shows some late payments in the past 7 years- there is nothing currently late and I have not had a late payment or missed a payment in the last 3 years. Both my husband and myself have worked hard to improve our credit ratings. Since 2006 my rating has gone from under 600 to almost 700. So we are on the right track.   Monthly net income: $ 6071.00

Monthly expenses: $
  Housing: $ 1468
  Insurance: $ 200.00
  Car expenses: $ 724.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 125.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 400.00
  Credit cards and other loans: $ 70.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,953	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Infantry-Combat-Vet-Afghanistan	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? realize a lifelong dream of mine to attend Berklee College of Music.  I want to attain a Master Certification in Music Production.  With this Certification, I plan on starting my own production company with a focus in TV and Film.  I recently returned from a year long deployment in Afghanistan and wish to pursue my dreams.

My financial situation:
I am a good candidate for this loan because? I have a very stable job working on Active Duty for the Missouri National Guard.   I have been in the military for over 10 years and I plan on retiring on Active Duty with the guard.

Monthly net income: $ 3500.00

Monthly expenses: $
  Housing: $ 650.00
  Insurance: $ 105.00
  Car expenses: $ 250.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 90.00
  Food, entertainment: $450.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 350.00
  Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,514	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dutyasaurus	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing my high interest debt
Purpose of loan:
This loan will be used to strategically consolidate and reduce my high interest debt load. This will reduce my monthy payments and accelerate the reduction of debt significantly.

My financial situation:
I am a good candidate for this loan because I have a history of managing money as a self employed individual. I, like many others, were stung significantly by the market crashing and it took me a while to get back on my feet. I am back and ready to make good financial decisions to help get my nest egg where it needs to be.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$824.64

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1992	Debt/Income ratio:	15%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jsledge	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	820-840 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	800-820 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Fixing up an investment property
Updated:
Updated to increase the percentage rate

Purpose of loan:
This loan will be used to remodel a home I purchased.  This money will be used to fix the following items:

Replace the roof
Replace the gutters
Remove & replace the interior doors
Prep & Paint the interior
Remodel the master bathroom
Remodel the hall bathroom
Remodel the kitchen
Sand & Seal the hardwood floors
Install Linoleum in the kitchen and bathrooms
Replace appliances

I have pictures of the property if you are interested.  I am documenting the progress and have a breakdown of all the costs as well.

My financial situation:
I am a good candidate for this loan because my credit score is over 800 and have never been late for any payments.

Feel free to contact me if you have any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$712.40

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	74%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	27y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,779	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BakerBum	Borrower's state:	Georgia	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 75% )	640-660 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	5 ( 25% )	560-580 (Oct-2007) 520-540 (Sep-2007) 520-540 (Aug-2007)
Principal balance:	$1,693.91	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Trying to pay off CASHCALL
Purpose of loan: I am trying to buy my car that I have leased for the past 3 years.  It is $17,000 for a 2006 Town Car.  It is in good condition.
My wife of 35 years left me recently after damaging my credit.  Most of the bills are something I can pay, but the Cashcall note of $5000 over 7 years is really terrible. If I pay this loan in full, I will have paid 21,000.  Please help me with this.
My financial situation: I am a Civil Service employee, and have worked there for 26 years.  I make a decent salary and and will certainly pay this back.  I am a Christian, and a conscientious worker, and moral person.
Monthly net income: $ 2100

Monthly expenses: $
  Housing: $ 452
  Insurance: $ 65
  Car expenses: $ 125
  Utilities: $ 175
  Phone, cable, internet: $ 43
  Food, entertainment: $ 250
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 736
  Other expenses      None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.67%	Starting borrower rate/APR:	20.67% / 22.92%	Starting monthly payment:	$97.52

Auction yield range:	8.27% - 19.67%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1988	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$210	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	educator4life	Borrower's state:	California	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-580 (Jul-2007) 540-560 (Jun-2007) 540-560 (May-2007) 540-560 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Need Help with the Unexpected
Purpose of loan:
It is a wonderful feeling to be able to get ahead but there is always something that happens and gets you behind again.  I was able to pay off all of my debt and then I needed car repairs.  Car repairs are never inexpensive or timely and so here I am again.

My financial situation:
The main reason that I would be a good candidate for this loan is because I am employed, my check is automatically deposited into my bank account and the loan payment will be deducted directly from my account.  I was also able to pay off my previous Prosper Loan in excellent standing.

Monthly net income: $ 4900
Monthly expenses: Housing: $ 1300
Insurance: $ Auto $261/Renters $30/Life $85
Car expenses: $ Car Payment $400/Gas $200
Utilities: $ $320 (Gas, Electricity, Water, Trash)
Phone, cable, internet: $ 170
Food, entertainment: $ 600
Clothing, household expenses $ 200
Credit cards and other loans: $ 300
Other expenses: $ 700
_________________________
Total Expenses:    $4566
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$592.83

Auction yield range:	17.27% - 23.55%	Estimated loss impact:	19.35%
Lender servicing fee:	1.00%	Estimated return:	4.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	22 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$40,692	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	studiodance	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	2 ( 13% )	740-760 (Sep-2008) 720-740 (Feb-2008) 640-660 (Apr-2007)
Principal balance:	$4,188.34	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Funding to continue business growth
Purpose of loan:
I am looking for funding to continue building my business and to consolidate existing loans.  I have recently taken over an established, self-sustaining dance studio.  In my time as owner (and since my last Prosper loan), we have continued to grow our student base and add to our programming.  As part of this development, we have moved into a bigger and better space.  With this additional funding from Prosper, we will have the opportunity to do some larger level marketing, retail expansion, and necessary space upgrades, including new mirrors and flooring repairs.

My financial situation:
I'm not clear on why we're listed as "HR", but assume it is based on my income, which is listed as fairly low because we are still in the start-up phase of my business.  My husband is an attorney with a successful firm, which provides us with the financial stability needed for this endeavor, but I am not supposed to include his income as my own.  We have had 2 Prosper payments that were about a week late, which was due to technical issues with the website and our bank account (not an inability to pay).

My credit score is good, and has only fluctuated due to the effort to acquire new credit lines and sources of funding for my business.

Please note that both my husband and I have stellar records for loan and credit repayment.  The business is already self-sustaining, and (despite the economic situation) has experienced continued growth.

My budget for this funding (estimated):
New Inventory for Retail Component: $1000
Additional Marketing for New Programs: $1400
Capital Investments (flooring, mirrors, and signage): $2600
Loan Repayment/Debt Consolidation: $5000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	21%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$50	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike_ciglar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to payback friends and family that I borrowed money from during an unexpected illness.  In July 2008 I had an unexpected illness which caused me to be out of work for 6 months until December 2008.  Upon returning to my job which I worked for 7 years I was informed the company was shutting down.  I quickly found a new job at Bank of America and started in January 2009.  Over the last year my savings was depleted due to the unexpected timing of these events.  I borrowed money from friends and family to make it though, but now they need the money for their personal needs.  I feel it's my duty to try whatever avenues I can to get them their money and take on the debt myself.  I tried the normal avenues of traditional banking with no success.  Prosper was not lending at the time and I let my friends and family know I would try again once Prosper was able to lend again.

My financial situation:
I am a good candidate for this loan because I'm currently employed working full time 40 hours per week.  I have very little debt and my lease for my apartment is up after this month.  I've made arrangements to move in with my Brother rent free until I can payback this loan and put money in the bank as savings.  Before I became ill I was aggressively paying off all of my bills so I could be debt free.  I had everything paid off until the unexpected turn of events happened.  I'm taking the right steps to fullfill my financial duties and need short term help to make this happen.  I plan on paying this loan back within 12 months but hopefully sooner.  After review of my credit, I found out my score is 659 and the $50.00 delinquency is from American Medical Response (ambulance when I went to hospital) and I paid the bill in November of 2008.  It was the only bill they sent directly to me.  The other bills were sent to insurance who never paid the bill and never told me a bill was due.  It still shows delinquent on my credit report.  I sent proof to them tonight 07/13/2009 via email that it was paid on 11/24/2008 and can provide proof to you as well.

Monthly net income: $4,000

Monthly expenses: $ 1295.00
  Housing: $ 0.00 (as of Aug 1st I won't have any rent or mortgage)
  Insurance: $ 50
  Car expenses: $535
  Utilities: $ 40
  Phone, cable, internet: $120.00
  Food, entertainment: $ 500 (I've cut out most entertainment)
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 0.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,363	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	funds-oracle	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to buy a house Foreclosure!
Purpose of loan:
This is my first time buying a home, i've been pending on a short-sale contract for 3 months already, and the closing date is this month, please i need this loan ASAP !

My financial situation:
I am a good candidate for this loan because my debt to credit Ratio is Excellent, i have about 10 credit cards with high credit limits, and yet only one of them have a small balance of about $1400 with my total available credit of $20000, this proves i am responsible enough to pay back any debt.

this loan will be used to purchase my first home, with the monthly payments being paid to this loan instead of a traditional mortgage.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$198.35

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	39%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,769	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	magnificent-power	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Jeep Wrangler!
Purpose of loan:
This loan will be used to Purchase a 1998 Jeep Wrangler Sahara addition, fully loaded with Air, full hard doors, and CD in absolutely mint condition, with only 54,000 original miles on her. The Jeep is black with professional custom work done, this Jeep is absolutely beautiful!

I am buying this Jeep from a Co-worker who needs the money bad and made me a deal I cannot refuse, Jeeps like this in my area are selling no less then $8,000.

My financial situation:
I am a good candidate for this loan because We are not going further into debt I sold both my Arctic Cat ATV's and paid off a $7500 dollar loan so I could purchase this Jeep without going further into debt. Only one toy at a time my friends.

I have already been approved for a loan through a local bank; however I am trying for a better interest rate.

I have never been late for any bills, ever! This is something I hold very high in my life, I always pay on time no matter what.

I have a very stable job that has not been affected by the economy, I bring in over 70K a year; my wife also has a very stable job and brings in 30K a year.

The Jeep would be worth much more then the loan is for so no up side down problems in case I must sell for unforeseen circumstances.

Thank you very much for helping me out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$235.93

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2005	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,664	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hope-matrix8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to pay for our dream wedding! Me and my fiance have been together for 7 years and have been waiting for this day for a very long time! We want to get married this September, but do have the funds available as of yet to do so. My fiance is a substitute teacher but teaches almost everyday and is completely his teaching credential and master's in education. I have my BA in psychology and am a caseworker, as well as working on my Master's in Clinical Psychology. We are both hard working, and have been waiting to get married for financial reasons but we are really tired of waiting. We want to officially start our lives together as husband and wife.

My financial situation:
I am a good candidate for this loan because I have a good credit score and pay my bills on time. I have very reliable income, and have a full time salary paid job. I am very responsible.

Monthly net income: $ 2400

Monthly expenses: $
  Housing: $ 800
  Insurance: $
  Car expenses: $ 100
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 50
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 100
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,017.81

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	66%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,553	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shagginatsos	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 740-760 (Aug-2007)
Principal balance:	$2,290.86	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Purchasing an established business
Purpose of loan:
This loan will be used to?purchase a business in my community that has been established for 32 years and has never closed down. It is a conveniant store with a grill inside and gas punps. I only live two miles from the store so i have been around it all my life. I have viewed all the paper work on the business and it is very profitable. It was run by one man for 27 years then he got sick and two sisters bought it and they cannot get along in business together.
     If you help me get this loan it will be profit for both of us.

My financial situation:
I am a good candidate for this loan because?i have recieved one loan from prosper and have made all payments as agreed for three years and intend to do the same on this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	23%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$482	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	merciful-wealth	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof for a new life
Purpose of loan:
This loan will be used to?
  purchase and repair a small, simple house that will become a home.  The big bank has approved most of the money I'll need, but it falls short of what the house needs to be livable.  These funds will be used to fill in the gaps in closing costs and to fully rehabilitate the roof.  After a few estimates, it's become clear that the entire thing needs to be torn off.  To be honest, hearing a contractor say, "wow," was not what I expected.  This may seem like a small loan to some, but to me, it will be the little help that makes all the difference.

My financial situation:
I am a good candidate for this loan because?
  I have a good job with a small firm, excellent credit, a strong work ethic, and a puppy named Brooklyn.  I don't carry credit card debt & understand what it means to save up for the things that are wanted, not needed.  Most importantly, I am not alone.  With your help, I'll be able to propose to my girlfriend of three years.  We'll have a home of our own and the foundation (sorry, pun) to build a life on.  I'm applying for a long term, but expect to pay it off much sooner.  She & I have a plan, and we can make this work.  In two short years, she'll be an RN, and I'll have finished my MBA.  You can count on us to be true to our word and honor our debts.  You have my word.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1987	Debt/Income ratio:	45%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Paying off my credit card
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.   to be able to make 1 payment a month instead of 8.  I would like to obtain a debt consolidation loan and clean up my own mess..  Please!!! Please!!  At this point I am not picky about the interest rate...
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..

thank you

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a our own business and he brings home approx $120,000. Monthly net income: $ 2500 mine  12500 combined
Monthly expenses: $
Housing: $   2,100
 Insurance: $  150
Car expenses: $  530
Utilities: $  300
 Phone, cable, internet: $  250
 Food, entertainment: $  500
 Clothing, household expenses $  150
 Credit cards and other loans: $  810.00
  Other expenses: $  100    (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6 months..  and this on will be paid in full by Feb. 2010.

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$356.53

Auction yield range:	11.27% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1991	Debt/Income ratio:	13%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$34,082	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	maxion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$2,059.34	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying my son's college
Purpose of loan:
This loan will be used to pay my share of my son's first year at Milwaukee School of Engineering

My financial situation:
I am a good candidate for this loan because I just got a promotion at work along with a substantial pay increase.

Monthly net income: $ 14,224

Monthly expenses: $
  Housing: $ 1450
  Insurance: $ 130
  Car expenses: $ 265
  Utilities: $ 300
  Phone, cable, internet: $ 44.95
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 700
  Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	6.27% - 23.00%	Estimated loss impact:	5.41%
Lender servicing fee:	1.00%	Estimated return:	17.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	42%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$48,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debt/Home Improvements
Purpose of loan:
This loan will be used to paying off my bills/debt. It will also help my family out for home improvements on some properties that we have. We need to make some improvements to some properties that we have before inspection comes and takes a look at it.

My financial situation:
I am a good candidate for this loan because I have never ever field for bankruptcy and I always pay my bills on time. If you need any other information/questions please fell free to email me. My credit score is good and I will be able to pay off the loan in less then 36 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	15y 9m
Amount delinquent:	$2,457	Revolving credit balance:	$960	Occupation:	Professional
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bold-currency-financier	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy communter vehicle for work
Purpose of loan:
This loan will be used to? a gas saving vehicle to use as a commuter vehicle for work

My financial situation:
I am a good candidate for this loan because? I have worked very hard to rebuild my credit. I have credit cards and a vehicle loan in very good standing. I have paid off my home in 5 years early and own it outright.

Monthly net income: $ 3,500

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 500.00
  Car expenses: $ 350.00
  Utilities: $ 175.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 150.00
  Credit cards and other loans: $ 150.00
  Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1981	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	the-multiplier1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Funds
Purpose of loan:
This loan will be used to contribute for my daughter's wedding.

My financial situation:
I am a good candidate for this loan because I have a steady job and will not miss a payment.

Monthly net income: $ 2,600.00

Monthly expenses: $
  Housing: $ 1,550.00
  Insurance: $ 125.00
  Car expenses: I purchased a second-hand car and it's paid off.
  Utilities: $ 75.00
  Phone, cable, internet: Each of my children owned up to the responsibility!
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 00.00
  Other expenses: $ 00.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$935.73

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,383	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agile-credit	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business in Growth Mode
Purpose of loan:
This loan will be used to hire one part-time Account Manager Trainee to find and qualify leads for sales (33% of the loan will be for this purpose). We will also use the loan to hire a Logistics Account Manager for sales (57% of the loan will be for this purpose). The remaining 10% of the loan will be used to purchase 3 computers.

My financial situation: I am a good candidate for this loan because our business has continually grown throughout the last two quarters. We have invested $65,000 in 2 sales people and operational systems over the last 7 months. We are now poised to aggressively grow the business with the additional team members outlined above. We anticipate that the additional investment of $25,000 will be able to carry the cost of the loan within three months (this is a conservative assumption). Also, we currently have approximately $29,500 in cash to carry the cost of the loan until the above investment in people and systems gains momentum.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$806.43

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1997	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,486	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	lj_tours	Borrower's state:	Wyoming	Borrower's group:	The Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	640-660 (Nov-2006) 620-640 (Oct-2006)
Principal balance:	$2,116.90	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Personal loan

I've had a Prosper loan for nearly 3 years (Will be paid off soon). No missed payments - no late payments.

I'd like to buy an airplane. I have access to a shared plane now but my job takes me across several states to remote areas. A personal plane would be the most logical way for me to travel and still be able to see me family.

My current income is $135,000/yr. I have no problem making payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$1,121.02

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	14%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,771	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	beyondmanagement	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real estate property overseas
I am an entrepreneur. I run a management consulting company "Beyond Management Inc" Visit us on the web at www.beyondmanagement.org and www.beyondexchange.org. We offer hotel management consultancy, training and IT solutions. We are running a successful business however we need to expand and make a data center so we can provide back-end data support to our clients. Our total estimated cost for the data center is $250, 000. We have enough resources but falling a little behind. My credit score is very good and I have always paid my obligations on time. I prefer prosper to get a lower interest rate and avoid big bank processing fee. I AM ALSO AN ACTIVE LENDER ON PROSPER AND HAVE INVESTED OVER $13,000 IN ACTIVE LOANS AT THIS TIME. I previously got 100% funding on this loan however interest was too high so I withdrew at the last minute. I AM SEEKING AN INTEREST LOWER THAN 10%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,040	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wonderful-responsibility	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business
Purpose of loan:
This loan will be used as upfront money for already awarded contracts.

y financial situation:
I am a good candidate for this loan because I have already been awarded contracts and am just needing the help to get started.

  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,750.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$196.44

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2002	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,110	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intrepid-dough	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my Debts
Purpose of loan:
This loan will be used to pay off 2 credit cards and a student loan that over the years have acummulated a balance that I have been unable to pay due to my financial situation.

My financial situation:
I am a good candidate for this loan because I am very accountable when it comes to paying any of my bills on time. If you check my credit report you can see that I have never once missed a payment in any of my credit cards nor student loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 394122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 19.73%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1990	Debt/Income ratio:	32%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	22y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,746	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	philtip2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008) 720-740 (Jan-2008) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper Loan, NOT A HR
I paid off my first loan plus I'm an active lender, you will get your money back.

I'm dedicated to paying all my bills on time every month.

I don't know how I got rated as an HR? I have a proven track record of repayment in this system.

Purpose of loan: I will use this money to put a down payment on an investment property in Atlanta, GA.

I?m married with 3 children at home and been in the Army for 22 years.

My financial situation: I pay all my bills on time and as you can see I paid my first loan on time every month, that loan was paid off in 13 months.

The 2 delinquencies on my account were due to about 6 years ago I purchased a home for my father and step mother to live in. My father was working and had the income to pay the mortgage, but became ill about 4 years ago and was unable to keep up with the mortgage payments. He past away May 2007 and I was able to sell the house in August 2007.

Monthly net income: $5,830

Monthly expenses:
Housing: $ 804
Insurance: $ 300
Car expenses: $ 463
Utilities: $ 250
Phone, cable, internet: $ 149
Clothing, household expenses $ 300
Credit cards and other loans: $ 450
Other expenses: $ 200

My husband pays half of all bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$272.39

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1997	Debt/Income ratio:	30%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,435	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	Emajinate	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,560.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 520-540 (Mar-2008) 540-560 (May-2007)
Principal balance:	$1,736.75	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd loan to payoff CashCall
Purpose of loan:
I will be using the loan to consolidate my Prosper Loan and CashCall loan.

My financial situation:
I am a good candidate for this loan because I am dedicated to reducing my debt and improving my credit score.  I have made all payments on time, plus I pay $100.00 more a month to CashCall to pay them off sooner.  By receiving this loan, I will be able to reduce my monthly debt by $150.00 a month.

The reason for the 9 inquiries, is I am in the process of trying to buy a house and was trying to find the best rate.

Thank you for reviewing my loan request.

Monthly net income: $3,500

Monthly expenses: $2,703
  Housing: $800
  Insurance: $130
  Car expenses: $279
  Utilities: $200
  Phone, cable, internet: $150
  Food, entertainment: $ 400
  Clothing, household expenses $75
  Credit cards and other loans: $200
  CashCall: $254 + 100
  Prosper: $115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$604.36

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1975	Debt/Income ratio:	27%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	36y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,490	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Byebills56	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007)
Principal balance:	$5,486.38	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to credit cards and loans
BillmeLater          $2375
Bank  of America $2365
HFC                    $5100
Prosper               $5600

 I have not missed any payments with present loan and with loan I am slowly diminishing away credit cards

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,950.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$450.10

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	14y 6m
Amount delinquent:	$1,399	Revolving credit balance:	$2,502	Occupation:	Other
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	webuyhosts	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 640-660 (Jan-2008) 700-720 (Nov-2007) 640-660 (Oct-2007)
Principal balance:	$3,018.96	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Buying More dedicated servers
Purpose of loan:
To buy dedicated server to have more room for expansion, this loan will allow us to add the server space needed.

My financial situation:
we have had 2 loans with prosper , 1 has been payed off and 1 is half way payed off.
Business expenses are well within line to pay this back . This will let us add server space and have plenty of room for the 2-3 years expansion.
This loan will let us fill one rack , which will give us the room we need . Tahnk you for looking at our loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,995.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.13

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1988	Debt/Income ratio:	15%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,015	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	carpediem1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	680-700 (Nov-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay Off Credit Cards
Proceeds from this loan will be used to pay off credit card debt I incurred to take advantage of an opportunity to buy products below wholesale from a supplier going out of business.This loan will replace that card debt.The High Bank Card utilization percentage is due to those purchases, hence the HR rating. As you can see, I have a 700+ credit score, a paid in full previous loan, and low debt to income ratio(except,of course, that card usage).I anticipate paying off this loan within 24 months or less.I have been in the chemical business for over 20 years.. and started this company 8 years ago.My site, MROCHEM.com is doing well, along with our sales force of 6 salespeople selling to institutional, municipal & industrial accounts. The company has a D & B  paydex of 78(out of 80), and is profitable. Of course, I am personally responsible for this loan.As you can see from my previous history, I have 1 loan Paid in Full with Prosper, never late.( that loan, BTW, bought servers & software that contributed to my growth, getting my company to the next level...thank you to all those lenders for that.)As a lender myself, I know how important it is to deal with quality borrowers who make their payments on time.The 1 public record I have is for a disputed(aren't they all?) tax lien in 2001 which I settled & paid in 2003.
I am also the group leader of AAAA Fund America.
Mastercard- 7000
Visa-            2500

interest rates on above range from 25-29.99%,due to recent rate increases(even though I've never been late) by Chase.
I'd rather pay you.

Feel free to contact me regarding any aspect of this listing.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$143.21

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1987	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 1m
Amount delinquent:	$750	Revolving credit balance:	$26,798	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-trade-burst	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards to get AC
Purpose of loan:
Paying off credit card to get a AC for my home

My financial situation:
I am a good candidate for this loan because i have a good payment history

Monthly net income: $ 7400

Monthly expenses: $
  Housing and Insurance: $ 1500
    Car expenses: $ 100
  Utilities: $ 175
  Phone, cable, internet: $  225
  Food, entertainment: $ 500
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 450
  Other expenses:( DOGS) $ 250

Just recently paid off 90% of my credit cards. Had 1 late payment, that whole card has been paid off. as of 7/3/2009
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1991	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$208,993	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	851222	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to?pay for remaining amount of son's tuition

My financial situation:
I am a good candidate for this loan because?Pay all bills on time, never missed a payment

Monthly net income: $ 22,000

Monthly expenses: $ 17,000
  Housing: $ 6000
  Insurance: $ 1000
  Car expenses: $ 1500
  Utilities: $ 300
  Phone, cable, internet: $ 400
  Food, entertainment: $ 1500
  Clothing, household expenses $ 1000
  Credit cards and other loans: $ 3300
  Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$371.61

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,278	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	seekinghelp19	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$936.44	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Looking to Consolidate some Debt
Purpose of loan:
Consolidate 3 credit cards in an effort to lower the average interest rate of 23%

My financial situation:
I am a good candidate for this loan because I know I can pay this loan back due to my stable job and excellent payment history.

Monthly net income: $ $2200 from my job, $3200 from my husbands

Monthly expenses: $
  Housing: $ 778 (includes tax/insurance)
  Insurance: $ 150
  Car expenses: $ 600
  Utilities: $ 280
  Phone, cable, internet: $ 60
  Food, entertainment: $ 120
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 800
  Other expenses: $ 110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	52%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,447	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	STAFINN	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Apr-2008) 600-620 (Mar-2008) 580-600 (Nov-2007)
Principal balance:	$4,037.96	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Consolidation and Refinancing
Purpose of loan:
This loan will be used to?
Consolidate Credit cards
My financial situation:
I am a good candidate for this loan because? I have made all payments on time for my current loan and have not been late on any of my other payments

Monthly net income: $ myself(900.00) Husband (3200.00)

Monthly expenses: $ 3520.00
  Housing: $ 1200.00  Insurance: $ 120.00
  Car expenses: $ 400.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 200.00  Credit cards and other loans: $ 900.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2004	Debt/Income ratio:	26%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,351	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	PAYANDCLOSE	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 520-540 (Jul-2007)
Principal balance:	$5,353.57	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Payoff prosper loan&moving expenses
PAYING OFF PREVIOUS PROSPER LOAN & MOVING DEBT

I moved to Boston to take a better job with higher pay in January 2009.  Previously I had been working at Wachovia Bank as a Financial Specialist.  My base salary is $46,000.00 annually (NOT including bonuses), previously I was at $41,500 with NO room for career growth.

I was working as a Financial Specialist, given the economy, I decided it was time to get back into traditional banking.

I have never been late on ANY bill, ever, and have been out on my own since I was 18.  I have been very disciplined when it comes to my finances, the only mistake I have made is choosing the credit cards with high interest rates and digging a financial hole for myself.  I'm ready to get out of it, but I need your help:

Please help me refinance my existing prosper loan (as well as some of the debt incurred while moving).  Since my credit score has improved, I believe I can do better on the rate.

Monthly expenses:
  Housing: $ 0 - living with husband
  Insurance: $ 90.00 (geico car ins premium)
  Car expenses: 174.00  (down from $ 348.65 - paid down car loan and refinanced at lower rate)
  Utilities: $250
  Phone: ZERO - PAID BY EMPLOYER
  Credit cards and other loans:  zero, excluding proposed prosper loan!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2006	Debt/Income ratio:	22%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,581	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rilesemo	Borrower's state:	Ohio	Borrower's group:	Der Polka Verein (The Polka Club)
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Feb-2008) 600-620 (Jul-2007) 520-540 (Apr-2007) 520-540 (Mar-2007)
Principal balance:	$272.94	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Left foot, Right foot
Steadily making improvements.
Every thing stat wise has improves since my first loan.My first loan is at 272 and change.
(except maybe inquires, i have been calling my credit companies trying to get better rates and benefits.)Still rated a as a E. I have never missed a payment on any of my credit accounts nor have i had any other issues.
I am not going to BS a budget it changes from month to month. I would like to see a better rate this time around. I don't need this loan but it would help. If the rate is terrible i will refuse the loan.
I have been around since october 06.I am a lender on a few loans. This would be my second loan. Feel free to contact me. I will respond depending on relevance and merit.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$278.99

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1992	Debt/Income ratio:	45%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$33,961	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	happyhousehunter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$7,585.53	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Starting a College Planning Biz!
Purpose of loan:
This loan will be used to start a college planning business.  I have extensive experience in this field starting with 3 year appointment as an undergradute to the College Board's Student Advisory Committee.  After this appointment, I began my 10 year tenure as a UCLA Financial Aid Counselor.  I counseled over 10,000 students/families in that time and for the last 4 years, I was promoted to the position of Financial Aid Outreach Director in charge of all financial aid trainings and presentations.  I am also currently being mentored by Ron Caruthers who is the Nation's premier College Planner.

My financial situation:
I am a good candidate for this loan because i continue to work as LA County's Department of Public Health's planner and I'm actually making a little over $96,000 annually.  I plan to continue this job until my college planning business is well established!

Monthly net income: $ 8,020

Monthly expenses: $3.863
  Housing: $ 1370
  Insurance: $ 339
  Car expenses: $575
  Utilities: $ 60
  Phone, cable, internet: $ 120
  Food, entertainment: $ 200
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 1049
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	105%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,236	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	riveting-greenback	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:  To pay off credit card
This loan will be used to? pay off credit card.  We bought this house, started remodeling and before long the balance was out of sight. I pay more than the payment due, but it just seems like I'm  spinning my wheels. As we all  know, it all goes to interest.  I did get them to reduce the interest, but I would  rather pay off in three years than forever and ever....

My financial situation: Good  I don't know why I'm HR.  I had 1 ding on a late payment from QVC, when we were in the process of moving.  The late fee was reversed and should be corrected on the credit report.  That is the only one in more than 4 years or more.  I pulled the reports and it's showing I was late in Dec. 09?  Don't understand.  I looked at it twice. Our scores about 2 months ago, both of us, were above 720, on all 3.  Transunion still showing me at 760.  We have no children, therefore, we don't have to worry about college and such.
I am a good candidate for this loan because?  we pay our loans on time. We honor our obligations. I hope someone will understand and help. You won't be disappointed.  I realize you may hesitate, but,  I have to pay the interest to someone, might as well be you.  We'll be helping out each other  Thank you :)

Monthly net income: $ 4500.00  I work for two medical facilities as a medical coder.  One is full time 40 hours a week and the other I do contract work from 15-20 hours a week and more if I desire. Which  I am starting to do so I can get these paid off.  Tired of being in debt.

Monthly expenses: $
  Housing: $ 682
  Insurance: $ 700, paid yearly
  Car expenses: $ 500
  Utilities: $ 200
  Phone, cable, internet: $ 200
  Food, entertainment: $ 200-300
  Clothing, household expenses $  we don't buy much in the way of clothes.
  Credit cards and other loans: $2,000.00 Our two vehicle are 0% financing.  We're selling a motocycle, which will reduce this $400.00
  Other expenses: $  2 pomeranians  Not to much expense. They pay us with unconditional love.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$766.21

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	40%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	22 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$52,304	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	quwan1965	Borrower's state:	Alaska	Borrower's group:	Government Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	820-840 (Oct-2006) 820-840 (Sep-2006)
Principal balance:	$627.48	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Debt/Loan Payment
Hello Lenders, Sorry for the re-list, but I decided to try again and I am back and ready to go.I am following what other has asked for me to do.  I am a hard working, responsible individual and I am requesting a consolidation loan again because I haven?t reached 100% funding yet, but I?m not giving up. It has been over a year since I destroyed all of my credit cards, I?m tired of credit card debt. I also have 1 loan that is small but need to be paid off. I have been at my job for over 15 years. My divorce was final 11 years ago and I was the one that got all the bills, I have never defaulted on a loan. I am a single parent with 3 sons, (2 in College and 1 in junior high school). I am employed with the FAA as an Air Traffic Controller. I want to change my financial future and take charge of my debt levels. I have been carrying high balances on a few credit cards and I want to change that now! I have never defaulted on a loan. My mortgage and credit cards (which I have since cut up) have always been paid on time. I have not missed one (1) payment on my credit cards or my loans. I can verify this if needed. My total monthly inflows (after taxes) are $6,822.00 and my outflows are around $5,000. Amount left over to go toward Prosper loan: $1,500.00-$1,822.00. This leaves me plenty to attack this debt full force. Bottom line: If you bid on my loan, you will be getting a very strong Borrower that has never been late on any payments (check my history) , if you require any other information, please email me.I would appreciate any help available to meet my goals. I AM TRYING TO INCREASE THE INTEREST RATE BUT PROSPER WILL NOT LET ME.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1991	Debt/Income ratio:	39%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	21y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,590	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	muddhole62	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Out of Debt
Purpose of loan:
This loan will be used to?
 pay off unsecured debt

My financial situation:
I am a good candidate for this loan because?
I am trying to get my life on track after the death of my father, pay off unsecured debt so I can buy a new home in a few years

Monthly net income: $
60,000

Monthly expenses: $
  Housing: $ 450.00
  Insurance: $ 100.00
  Car expenses: $ 500.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 800.00
  Other expenses: $ ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$221.04

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1998	Debt/Income ratio:	2%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	fund-prospector	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof Repair
Purpose of loan:
This loan will be used to? make a few repairs in the roof of a home that I've purchased.

My financial situation:
I am a good candidate for this loan because?I'm never late on payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$143.26

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1999	Debt/Income ratio:	12%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,979	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DRM_VC	Borrower's state:	Texas	Borrower's group:	Geek Power!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free up cash flow to pay down debts
Purpose of loan:

This loan will be used to extend the payments on my current truck payment so that I can free an estimated $125 a month in cash flow to add to savings, pay extra on this prosper loan, put money towards college and pay down credit cards.

My financial situation:
I am a good candidate for this loan because I've never had a late payment on this truck and the truck is not an upside down loan.  It currently is estimated at value about $650 above this loan request, so I do have options to liquidate the asset to pay the loan in a worst case scenario.

Monthly net income: $ 4585

Monthly expenses: $ 2860
  Housing: $ 2383 (cost is split with person I live with, and this number represents my half of what includes food/groceries, utilities, phone, cable, internet and home owners insurance)
  Insurance: $ 140
  Car expenses: $ 225
  Utilities: $ part of housing
  Phone, cable, internet: $ part of housing
  Food, entertainment: $ part of housing
  Credit cards and other loans: $60.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2001	Debt/Income ratio:	40%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,061	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	galymede	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Done with debt
Purpose of loan:
pay off all high interest credit cards

My financial situation:
Just to many credit cards

Currently my feoncee and my self are making a combined total monthly payment to credit cards in the amount of about 800!!!I would be happy to pay a lower interest rate than 20%!!! to a person as opposed to the credit card companies.

By the way..not really sure why Prosper isn't showing that I am a home owner...but I am.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$848.38

Auction yield range:	3.27% - 12.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	61%
Credit score:	860-880 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,680	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	established-note	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills for special needs chil
Purpose of loan:
This loan will be used to? pay off debt incurred by high priced child care for my child with special needs.

My financial situation:
I am a good candidate for this loan because? my child is now in school full time (summers also) and I am able to work more consistent hours.  I have been employed by the same company for over 13 years and my position is secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$293.25

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1994	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$54,131	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	JAYKAZZ	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 80% )	660-680 (Latest)
Principal borrowed:	$16,391.00	< mo. late:	2 ( 20% )	680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate Credit Card Debt
Hi and thanks for looking at my listing. The purpose of this loan is to pay off two high interest credit cards:

Infibank??? - $5809
Chase - $2179

I have been employed by the same agency for over 17 years and plan on staying for many more. I make a good income but I would like to eliminate credit card debt I have accumulated with a 3 year plan. With your help I can make this happen. My credit is good and I have never defaulted on any loans. Once again, thanks for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,721	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	snafu68	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
I am using this loan to consolidate my bills into one payment.

My financial situation:
My income is excellent, I pay all my bills on time or even before they are due. I have no debt other than my house. All other bills are paid by my wife, whose income is not being included in this listing.

Monthly net income: $ 3300.00

Monthly expenses: $
  Housing: $ 838.00
  Insurance: $ Already paid in full for the year
  Car expenses: $ 538.00
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1973	Debt/Income ratio:	49%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$120,378	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	stable-transaction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit lines/cards
Purpose of loan:
This loan will be used to? pay off credit lines and credit cards with high interest rates and high monthly payments.

My financial situation:
I am a good candidate for this loan because?I am a teacher with a steady job (20 years) and a steady annual income ($82,280.00 per year).  My wife is also an educator, with a steady job (33 years) and a steady annual income ($103,929.00 per year).  We pay all of our bills on time and have good credit histories.
Monthly net income: $ 4,513.00 for myself, and $6,747.00 for my wife = $11,260.00 net monthly income.

Monthly expenses: $8,000.00
  Housing: $3,700.00
  Insurance: $260.00
  Car expenses: $ 300.00
  Utilities: $ 120.00
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 2800.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1991	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,701	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	debtcar	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 660-680 (Nov-2006)
Principal balance:	$2,423.87	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
3rd loan from members
Hello Again!

Well prosper members itn the last few years i have had 2 loand with prosper, and this will be my 3rd (part of this will pay off the second.)

My last loan moved us forward on completion of a house project. And we are picketfence America. Thanks to Prosper
Now, I would like to finish up the downstairs. I have been in my home for 10 years., and it will be the last home we will ever have.
I have been with My company for over 8 years and in the same line off work for 16 years. And, Now that my youngest is older, My wife will be starting a new job in sep. Married for 15 years.
I have kept working throught the tough times, and made every payment I owed. But trying to get and equity line has been a pain.
Almost every credit line I had, was reduced to current balance. As I'm sure You may have heard of happening. It crushed my score. And I make my payments! I didn't go house crazy despite My income I just learned about moderation. But, I'm still put in the middle of an unfinished project.
I will use these funds to finish up the basement and pay down some other bills. and when the mortgage world loosens up I will pay off this loan.

I have paid off a $7500 loan and we will be paying off my current prosper loan.

Step up make some $$ for yourself and i will follow through with my end.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$444.31

Auction yield range:	6.27% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	37%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	75	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$175,577	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ebonyivy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$11,733.58	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
High interest credit card
This loan will be used to pay off a high interest credit card. I have a credit card at 17% interest. I am a good candidate for this loan because both my husband and I have great, stable (federal government) jobs with great pay (my husband and I make approximately $198,000 together). I have a current prosper loan and have paid on time for over one year now. I pay all of my bills on time, and I am a responsible borrower. I am working my way to be debt free after accumulating debt during law school and an adoption. I have stopped using my credit cards and pay on a cash only basis.
Information in the Description is not verified.